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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): March 9, 2001
         ---------------------------------------------------------------

                          DYNAMIC DETAILS, INCORPORATED
              (Exact Name of Registrants as Specified in Charters)


        CALIFORNIA                     333-41121                33-0779123
     (State or Other                                         (I.R.S. Employer
Jurisdiction of Incorporation)  (Commission File Number)    Identification Nos.)


                  1220 Simon Circle, Anaheim, California 92806
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrants' Telephone Number, including Area Code: (714) 688-7200
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ITEM 5.  OTHER EVENTS


     Reference is made to a press release of registrant Dynamic Details, Incorporated dated March 9, 2001 announcing the successful completion of a tender offer for any and all of the $100 million aggregate outstanding principal amount of its 10% senior subordinated notes due 2005. Such press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)   Exhibits.
      --------

      99.1   Press Release dated March 9, 2001 of Dynamic Details, Incorporated.



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                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, in the city of Anaheim, state of California, on this 14th day of March, 2001.


                             DYNAMIC DETAILS, INCORPORATED


                             By: /s/ JOSEPH P. GISCH
                                -----------------------------------
                             Name:   Joseph P. Gisch
                             Title:   Vice President and Chief Financial Officer



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